                                                                   Exhibit 99.18

================================================================================

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[825,000,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-HE1

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                       [WELLS FARGO BANK MINNESOTA, N.A.]
                                     TRUSTEE

                                JANUARY 19, 2006

================================================================================

                              (MERRILL LYNCH LOGO)

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

COLLATERAL ANALYSIS

                                                    (deal as
                                                     a whole)
                                   Wtd Avg          Percent of     Wtd Avg          Wtd Avg   Wtd Avg   Wtd Avg
FICO Low   FICO High    LTV    Current Balance   Current Balance     GWAC    % MI     FICO      DTI       LTV     % SFD   % PUD
--------   ---------   -----   ---------------   ---------------   -------   ----   -------   -------   -------   -----   -----
   500        524      > 65%      170,290.49           3.16         8.654    0.00     516      43.58     80.56    86.11   10.68
   525        549      > 65%      160,559.83           7.89         8.444    0.00     537      42.36     83.71    82.63   10.78
   550        574      > 65%      167,032.49           9.76         8.210    0.00     563      42.45     85.89    81.68   10.37
   575        599      > 70%      152,299.97          15.79         7.793    0.00     587      43.04     85.12    73.00   18.14
   600        624      > 70%      150,610.65          24.31         7.626    0.00     612      43.31     84.88    76.34   16.48
   625        649      > 70%      158,869.07          25.91         7.393    0.00     637      42.49     84.48    70.38   19.17
   650        674      > 80%      102,891.37           6.45         8.522    0.00     662      40.29     93.50    82.70    8.07
   675        699      > 80%      103,179.19           3.35         8.189    0.00     686      42.50     93.58    76.60   14.94
   700        724      > 80%      104,113.19           1.93         8.177    0.00     712      39.99     93.73    68.16   14.86
   725        749      > 85%       86,872.77           0.82         8.527    0.00     736      40.07     95.49    75.56   17.23
   750        774      > 85%       65,260.26           0.34         9.632    0.00     762      43.94     97.48    66.16   19.67
   775        799      > 85%       64,910.93           0.19         9.795    0.00     781      43.89     98.00    70.70   10.32
   800        max      > 85%      251,942.23           0.09         5.909    0.00     807      40.17     90.70    21.75   78.25




FICO Low   FICO High   % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only    % CA   % NY    % FL
--------   ---------   -----------   ----------   ---------   ------------   ----------   -----   ----   -----
   500        524         99.35         67.45        0.91        31.64          2.01      26.92   0.42   15.09
   525        549         97.56         63.23        2.49        34.21          0.44      22.74   1.73   10.47
   550        574         97.49         61.68        4.72        32.86          4.87      24.21   2.92   11.01
   575        599         94.80         63.61        4.58        30.12         19.97      31.05   0.00   12.30
   600        624         94.63         51.13        5.55        41.79         36.48      31.30   0.51   12.43
   625        649         93.71         41.39        3.23        52.93         41.01      34.01   1.20   11.85
   650        674         84.72         28.76        5.97        63.12         26.26      28.66   2.56    9.00
   675        699         80.78         38.43        4.88        49.30         20.97      39.77   0.00   11.36
   700        724         77.32         29.51        2.24        60.98         24.58      44.53   0.00   13.41
   725        749         80.77         31.05        4.47        61.72          7.16      43.15   5.60   17.68
   750        774         73.89         33.06        0.00        55.27          0.00      49.51   0.00   13.68
   775        799         67.66         17.06        5.48        77.45          0.00      54.77   0.00    2.84
   800        max         21.75        100.00        0.00         0.00          0.00      78.25   0.00    0.00

                                    Wtd Avg          Percent of     Wtd Avg          Wtd Avg   Wtd Avg   Wtd Avg
 LTV Low    LTV High     DTI    Current Balance   Current Balance     GWAC    % MI     FICO      DTI       LTV     % SFD   % PUD
--------   ---------   ------   ---------------   ---------------   -------   ----   -------   -------   -------   -----   -----
   60%        64%      > 49.9%    282,278.81            5.78         5.897    0.00     630      53.99     62.04    76.43    8.35
   65%        69%      > 49.9%    235,485.24            3.21         6.396    0.00     627      54.62     67.84    89.76   10.24
   70%        74%      > 49.9%    302,176.03            8.76         7.021    0.00     604      53.71     72.05    67.24   12.79
   75%        79%      > 49.9%    162,742.20            4.44         7.109    0.00     585      53.40     76.21    74.78   10.20
   80%        84%      > 49.9%    232,799.57           44.48         6.810    0.00     625      52.32     80.45    68.77   20.95
   85%        89%      > 49.9%    242,717.01           15.32         7.381    0.00     595      52.88     86.63    84.88    9.13
   90%        94%      > 49.9%    168,570.95           12.37         7.920    0.00     578      51.83     90.16    77.91    4.72
   95%        99%      > 49.9%    183,586.34            5.64         8.581    0.00     599      51.86     95.22    73.08   16.70
  100%        max      > 49.9%


 LTV Low    LTV High   % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only   % CA     % NY   % FL
--------   ---------   -----------   ----------   ---------   ------------   ----------   -----   -----   -----
   60%        64%         100.00        87.82       12.18         0.00           0.00     33.59   14.31    0.00
   65%        69%         100.00        85.14        0.00        14.86          42.89     62.03   13.62    0.00
   70%        74%          83.76        61.57        0.00        32.72           5.71     39.55    7.69    7.27
   75%        79%          96.41        70.24        0.00        29.76           7.20     39.14    0.00    5.36
   80%        84%          98.29        63.65        2.55        33.22          41.18     34.72    1.17   11.69
   85%        89%          94.74        88.33        2.25         9.42          23.88     51.58    3.35   12.81
   90%        94%          92.79        74.08        2.85        23.07          14.46     39.30    0.00    7.94
   95%        99%          97.03        82.12       13.41         0.34          28.66     25.62    0.00   12.26
  100%        max

                                 Wtd Avg          Percent of     Wtd Avg          Wtd Avg   Wtd Avg   Wtd Avg
DTI Low   DTI High    FICO   Current Balance   Current Balance     GWAC    % MI     FICO      DTI       LTV      % SFD   % PUD
-------   --------   -----   ---------------   ---------------   -------   ----   -------   -------   -------   ------   -----
  20%        24%     < 525      90,371.99            0.09         8.879    0.00     512      22.79     72.00    100.00    0.00
  25%        29%     < 550     117,525.33            0.73         8.500    0.00     533      27.44     79.09     81.10    5.41
  30%        34%     < 575     137,476.39            3.47         8.340    0.00     545      32.69     80.92     79.18   16.44
  35%        39%     < 600     163,318.50            8.74         7.961    0.00     565      37.68     80.35     80.41   13.07
  40%        44%     < 625     155,522.14           20.69         7.898    0.00     587      42.63     82.89     76.37   14.72
  45%        49%     < 650     165,463.34           48.37         7.743    0.00     601      47.83     83.52     74.71   17.12
  50%        54%     < 675     193,169.59           16.50         7.448    0.00     601      51.92     81.93     73.48   15.80
  55%        max     < 700     247,806.29            1.40         6.467    0.00     605      56.78     72.32     81.41    8.95


DTI Low   DTI High   % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only   % CA     % NY    % FL
-------   --------   -----------   ----------   ---------   ------------   ----------   -----   -----   -----
  20%        24%        100.00        82.02        0.00         17.98         17.98      0.00    0.00   60.50
  25%        29%         86.52        73.87        0.00         26.13          0.00     16.22    0.00   14.75
  30%        34%         95.42        72.33        0.00         26.78          2.43     14.51    0.00   12.10
  35%        39%         95.27        60.95        0.77         37.10          9.90     29.43    0.86   15.54
  40%        44%         97.15        51.63        5.91         42.01         20.39     28.82    0.72   11.61
  45%        49%         95.43        49.13        4.18         46.13         29.12     33.79    1.96   13.05
  50%        54%         95.48        70.41        2.07         27.07         30.44     41.66    1.23    9.34
  55%        max        100.00        89.93        0.00         10.07         14.14     46.21   17.47    0.76

LIMITED AND STATED DOC

                           Wtd Avg          Percent of     Wtd Avg          Wtd Avg   Wtd Avg   Wtd Avg
FICO Low   FICO High   Current Balance   Current Balance     GWAC    % MI     FICO      DTI       LTV     % SFD   % PUD
--------   ---------   ---------------   ---------------   -------   ----   -------   -------   -------   -----   -----
   500        524         193,219.96           1.60         9.220    0.00     516      42.86     74.85    92.54    6.20
   525        549         214,575.47           4.31         8.506    0.00     539      42.49     79.12    82.50   11.42
   550        574         202,371.88           5.48         8.511    0.00     563      43.10     82.46    78.63    8.56
   575        599         216,643.93           8.48         8.048    0.00     587      42.45     82.27    70.49   21.66
   600        624         165,351.99          17.63         7.902    0.00     613      43.68     83.28    70.33   21.45
   625        649         168,964.62          20.52         7.649    0.00     637      42.61     82.96    68.38   19.86
   650        674         173,510.65          19.33         7.512    0.00     661      41.70     83.47    74.11   16.36
   675        699         168,123.90           9.87         7.380    0.00     687      42.92     83.01    64.41   22.08
   700        724         182,702.41           6.33         7.115    0.00     711      41.41     81.81    61.15   14.23
   725        749         175,919.85           3.35         7.216    0.00     735      40.88     82.92    71.63   18.16
   750        774         172,407.71           1.56         6.959    0.00     763      41.57     81.31    59.15   24.86
   775        799         189,551.91           1.52         7.143    0.00     784      44.95     80.24    67.71   20.25
   800        max         115,234.43           0.03         8.875    0.00     806      31.81     70.00     0.00    0.00


FICO Low   FICO High   % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only    % CA   % NY    % FL
--------   ---------   -----------   ----------   ---------   ------------   ----------   -----   ----   -----
   500        524         96.49         0.00         2.43         97.57          6.38     18.03   1.12   13.23
   525        549         99.03         0.00         6.16         93.84          0.00     41.65   2.18   11.41
   550        574         95.57         0.00        11.37         88.63          0.00     28.93   4.68   18.79
   575        599         93.20         0.00        11.55         88.45         16.06     38.94   0.00   17.30
   600        624         95.82         0.00        12.20         87.80         34.32     30.20   1.11   14.58
   625        649         92.45         0.00         5.52         94.48         39.78     35.66   1.46   12.10
   650        674         92.78         0.00         4.76         95.24         47.92     36.48   1.94    9.78
   675        699         88.11         0.00         5.12         94.88         50.10     45.03   0.88   14.95
   700        724         90.19         0.00         1.97         98.03         48.96     62.71   1.74    7.84
   725        749         94.96         0.00         9.16         90.84         50.97     52.18   0.00   14.47
   750        774         99.42         0.00         6.65         93.35         49.24     70.21   0.00    7.68
   775        799         86.89         0.00         4.70         95.30         50.72     79.12   0.00    7.20
   800        max          0.00         0.00         0.00        100.00          0.00      0.00   0.00    0.00

IO LOANS

                           Wtd Avg          Percent of     Wtd Avg          Wtd Avg   Wtd Avg   Wtd Avg
FICO Low   FICO High   Current Balance   Current Balance     GWAC    % MI     FICO      DTI       LTV      % SFD   % PUD
--------   ---------   ---------------   ---------------   -------   ----   -------   -------   -------   ------   -----
   500        524         135,533.33           0.16         9.097    0.00     508      36.93     66.23    100.00    0.00
   525        549         129,366.34           0.16         8.067    0.00     535      40.85     75.33    100.00    0.00
   550        574         197,285.85           1.03         8.038    0.00     569      44.55     87.79     80.46   19.54
   575        599         228,507.01           7.13         7.479    0.00     588      43.07     83.34     75.39   14.85
   600        624         251,435.25          21.53         7.128    0.00     613      44.33     81.42     80.54   12.80
   625        649         263,529.37          23.62         6.903    0.00     637      43.26     81.48     65.81   19.70
   650        674         247,608.75          20.11         6.917    0.00     660      42.44     81.09     71.35   19.89
   675        699         270,818.93          12.57         6.631    0.00     686      42.93     80.31     68.42   18.53
   700        724         304,971.98           6.83         6.449    0.00     710      41.93     80.66     68.95   10.00
   725        749         292,056.13           3.39         6.540    0.00     735      42.75     80.30     71.71   14.74
   750        774         264,687.39           2.01         6.175    0.00     765      43.28     78.88     71.10   18.31
   775        799         325,324.46           1.43         6.702    0.00     785      43.63     78.50     56.62   19.95
   800        max          72,000.00           0.03         6.875    0.00     802      18.50     72.00    100.00    0.00


FICO Low   FICO High   % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only    % CA   % NY    % FL
--------   ---------   -----------   ----------   ---------   ------------   ----------   -----   ----   -----
   500        524         100.00          0.00       0.00        100.00         100.00     0.00   0.00   34.09
   525        549         100.00        100.00       0.00          0.00         100.00    51.53   0.00    0.00
   550        574         100.00         95.30       0.00          0.00         100.00    35.23   0.00   13.97
   575        599          97.62         66.75       5.55         24.90         100.00    42.56   0.00    9.18
   600        624          95.89         53.37       7.23         37.59         100.00    38.73   0.92    7.79
   625        649          94.94         43.75       3.71         51.40         100.00    47.41   0.89    7.11
   650        674          92.38         24.59       3.57         69.87         100.00    45.49   0.79    6.49
   675        699          91.27         25.96       1.18         61.56         100.00    57.97   0.00    4.59
   700        724          97.22         26.29       1.08         71.21         100.00    75.27   2.57    5.25
   725        749          97.77         16.63       5.37         75.09         100.00    71.97   0.00    5.87
   750        774          96.23         29.37       0.00         60.77         100.00    75.57   0.00    6.25
   775        799          75.08         14.03       6.37         79.59         100.00    96.55   0.00    0.00
   800        max         100.00        100.00       0.00          0.00         100.00     0.00   0.00    0.00